STATE OF DELAWARE

                       CERTIFICATE OF AMENDMENT
                  TO CERTIFICATE OF STATUTORY TRUST
                   OF PHOENIX-ABERDEEN SERIES FUND


This Certificate of Amendment is being executed as of May 16, 2005 for the purposes of amending the Certificate of Statutory Trust filed with the Secretary of State of the State of Delaware on August 17, 2000 pursuant to the Delaware Statutory Trusts Act, 12 Del. C. section 3801 et. seq. (the "Act").

The undersigned hereby certifies as follows:

1.	The name of the statutory trust is Phoenix-Aberdeen Series Fund.

2.	The name of the statutory trust shall be amended by filing a
Certificate of Amendment to Certificate of Statutory Trust as follows:

Name:  The name of the statutory trust is Phoenix Partner Select Funds.

3.	Effective Date and Time: This Certificate of Amendment to
Certificate of Statutory Trust shall be effective immediately upon filing in the Office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being one of the trustees of the Trust, have executed this Certificate of Amendment to Certificate of Statutory Trust as of the day and year first above written.

		By:__________
		Name: Philip R. McLoughlin
		Title:   Chairman



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                         STATE OF DELAWARE

                      CERTIFICATE OF AMENDMENT
                  TO CERTIFICATE OF STATUTORY TRUST
                   OF PHOENIX PARTNER SELECT FUNDS


This Certificate of Amendment is being executed as of May 17, 2005 for the purposes of amending the Certificate of Statutory Trust filed with the Secretary of State of the State of Delaware on August 17, 2000 pursuant to the Delaware Statutory Trusts Act, 12 Del. C. section 3801 et. seq. (the "Act").

The undersigned hereby certifies as follows:

1.	The name of the statutory trust is Phoenix Partner Select Funds.

2.	The name of the statutory trust shall be amended by filing a
Certificate of Amendment to Certificate of Statutory Trust as follows:

Name:  The name of the statutory trust is Phoenix PHOLIOs(sm).

3.	Effective Date and Time: This Certificate of Amendment to
Certificate of Statutory Trust shall be effective immediately upon filing in the Office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being one of the trustees of the Trust, have executed this Certificate of Amendment to Certificate of Statutory Trust as of the day and year first above written.

		By: /s/ Philip R. McLoughlin
		Name: Philip R. McLoughlin
		Title:   Chairman